SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2006


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-25148                 11-2974651
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                   File No.)          Identification No.)


 425B Oser Avenue, Hauppauge, New York                               11788
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective April 25, 2006, Matthew Dollinger was appointed to the Board of Directors of Global Payment Technologies, Inc. (the "Company") by its Board of Directors. Mr. Dollinger was not named a director pursuant to any arrangement or understanding with any third person. Mr. Dollinger has been appointed to the Audit and Compensation Committees. Mr. Dollinger has not directly or indirectly engaged in any transaction or transactions with the Company.


Item 9.01. Financial Statements and Exhibits.

          (d)   Exhibits.
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                99.1            Press Release dated April 27, 2006









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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2006

                                     GLOBAL PAYMENT TECHNOLOGIES, INC.



                                     By:  [/s/ William L. McMahon]
                                           ----------------------
                                          Name:  William L. McMahon
                                          Title: Vice President, Chief Financial
                                                 Officer and Secretary









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

                                  Exhibit Index

               Exhibit No.      Description
               -----------      -----------
               99.1             Press Release dated April 27, 2006











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